Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Senior Loans 52.1% (b)(c)(d)
Automobiles & Components 1.8%
Clarios Global, LP, 1st Lien Term Loan, 1M SOFR + 3.75%, 9.07%, 05/06/2030	$2,813	$2,804
Wand Newco 3, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 8.17%, 02/05/2026	2,984	2,976
		5,780
Capital Goods 5.5%
Chart Industries, Inc., 1st Lien Term Loan, 1M SOFR + 3.75%, 9.17%, 03/15/2030	4,380	4,380
Engineered Machinery Holdings, Inc., 1st Lien Term Loan, 3M SOFR + 3.50%, 9.15%, 05/19/2028	1,995	1,982
Gates Global, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.82%, 11/16/2029	2,970	2,968
Pike Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 8.43%, 01/21/2028	2,283	2,278
Pike Corp., 1st Lien Term Loan, 1M SOFR + 3.50%, 8.82%, 01/21/2028	1,705	1,705
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 3M SOFR + 3.75%, 9.22%, 02/16/2028	2,791	2,783
Tutor Perini Corp., 1st Lien Term Loan, 3M SOFR + 4.75%, 10.18%, 08/18/2027	1,740	1,654
		17,750
Commercial & Professional Services 1.1%
GFL Environmental, Inc., 1st Lien Term Loan (Canada), 3M SOFR + 3.00%, 8.47%, 05/31/2027 (e)	3,434	3,431

Consumer Durables & Apparel 1.5%
Lakeshore Learning Materials, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.93%, 09/29/2028	2,494	2,471
Topgolf Callaway Brands Corp., 1st Lien Term Loan, 1M SOFR + 3.50%, 8.92%, 03/15/2030	2,483	2,466
		4,937
Consumer Services 9.4%
Belfor Holdings, Inc., 1st Lien Term Loan, 1M SOFR + 4.00%, 9.43%, 04/06/2026	992	988
Belfor Holdings, Inc., 1st Lien Term Loan, 1M SOFR + 4.25%, 9.57%, 04/06/2026 (f)	418	418
Belron Finance U.S., LLC, 1st Lien Term Loan, 3M SOFR + 2.75%, 8.16%, 04/18/2029	2,224	2,224
Equinox Holdings, Inc., 1st Lien Term Loan, 3M SOFR + 9.00%, 14.65%, 03/08/2024	1,470	1,421
Equinox Holdings, Inc., 1st Lien Term Loan, 6M LIBOR + 9.00%, 14.73%, 03/08/2024	496	479
Fertitta Entertainment, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 9.32%, 01/27/2029	1,231	1,217
Gems Menasa Cayman, Ltd., 1st Lien Term Loan (Cayman Islands), 3M SOFR + 4.75%, 10.43%, 07/31/2026	3,508	3,519
IRB Holding Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 8.42%, 12/15/2027	724	721
Kingpin Intermediate Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.82%, 02/08/2028	3,687	3,665
Ontario Gaming GTA, LP, 1st Lien Term Loan (Canada), 3M SOFR + 4.25%, 9.64%, 08/01/2030 (e)	3,000	3,000
Penn Entertainment, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 8.17%, 05/03/2029	2,977	2,971
Raptor Acquisition Corp., 1st Lien Term Loan (Canada), 3M SOFR + 4.00%, 9.66%, 11/01/2026	3,735	3,738
Simon + Schuster, Inc., 1st Lien Term Loan, 09/27/2030 (e)(f)	3,500	3,474
Whatabrands, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 8.43%, 08/03/2028	2,475	2,463
		30,298
Energy 0.9%
Gulf Finance, LLC, 1st Lien Term Loan, 6M SOFR + 6.75%, 12.19%, 08/25/2026	2,977	2,980

Financial Services 2.6%
Axalta Coating Systems Dutch, 1st Lien Term Loan (Netherlands),3M SOFR + 2.50%, 7.89%, 12/20/2029	2,877	2,879
Focus Financial Partners, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.82%, 06/30/2028	2,285	2,280
GTCR W Merger Sub, LLC, 1st Lien Term Loan, 09/20/2030 (e)	3,000	2,998
		8,157
Food & Beverage 1.9%
Chobani, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.93%, 10/25/2027	2,969	2,967
Froneri Lux Finco SARL, 1st Lien Term Loan (Luxembourg), 6M EURIBOR + 2.13%, 6.10%, 01/29/2027	€3,000	3,120
		6,087
Healthcare Equipment & Services 4.7%
Bausch + Lomb Corp., 1st Lien Term Loan (Canada), 09/14/2028 (e)(f)	$2,000	1,973

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Senior Loans 52.1% (b)(c)(d) (continued)
Bausch + Lomb Corp., 1st Lien Term Loan (Canada), 3M SOFR + 3.25%, 8.76%, 05/10/2027	$1,494	$1,450
Ensemble RCM, LLC, 1st Lien Term Loan, 3M SOFR + 3.75%, 9.22%, 08/03/2026	2,992	2,993
Fortrea Holdings, Inc., 1st Lien Term Loan, 1M SOFR + 3.75%, 9.07%, 07/01/2030	599	596
Mamba Purchaser, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 11.93%, 10/15/2029 (f)	2,796	2,713
Medline Borrower, LP, 1st Lien Term Loan, 3M SOFR + 3.25%, 8.68%, 10/23/2028	2,487	2,479
Sotera Health Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 2.75%, 8.18%, 12/11/2026	3,000	2,969
		15,173
Household & Personal Products 0.9%
Sunshine Luxembourg VII SARL, 1st Lien Term Loan (Luxembourg), 3M SOFR + 3.75%, 9.24%, 10/01/2026	2,985	2,978

Insurance 1.4%
HUB International, Ltd., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.58%, 06/20/2030	4,530	4,537

Materials 2.0%
Starfruit Finco B.V., 1st Lien Term Loan (Netherlands), 1M SOFR + 3.00%, 8.43%, 10/01/2025	2,064	2,061
Starfruit Finco B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 4.00%, 9.35%, 04/03/2028	998	984
WR Grace Holdings, LLC, 1st Lien Term Loan, 09/22/2028 (e)	3,293	3,262
		6,307
Media & Entertainment 3.9%
Creative Artists Agency, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.82%, 11/27/2028 (e)	3,818	3,800
Formula One Management, Ltd., 1st Lien Term Loan (Great Britain), 1M SOFR + 3.00%, 8.32%, 01/15/2030	2,000	1,998
Univision Communications, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.64%, 06/24/2029	990	986
Virgin Media Bristol, LLC, 1st Lien Term Loan, 03/31/2031 (e)	3,000	2,923
William Morris Endeavor Entertainment, LLC, 1st Lien Term Loan, 1M SOFR + 2.75%, 8.18%, 05/18/2025	2,929	2,921
		12,628
Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Precision Medicine Group, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 8.49%, 11/18/2027 (f)	2,985	2,944

Software & Services 8.4%
Asurion, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 9.42%, 08/19/2028	2,494	2,415
Asurion, LLC, 1st Lien Term Loan, 1M SOFR + 4.25%, 9.67%, 08/19/2028	995	965
Byju's Alpha, Inc., 1st Lien Term Loan, 3M LIBOR + 8.00%, 15.25%, 11/24/2026	1,158	373
Ivanti Software, Inc., 1st Lien Revolving Loan, PRIME + 0.50%, 11.00%, 12/01/2025 (f)(g)	250	(40)
MH Sub I, LLC, 1st Lien Term Loan, 1M SOFR + 4.25%, 9.57%, 05/03/2028	5,486	5,300
Netsmart, Inc., 1st Lien Term Loan, 10/01/2027 (e)	3,500	3,498
Open Text Corp., 1st Lien Term Loan (Canada), 1M SOFR + 2.75%, 8.17%, 01/31/2030	2,992	2,991
Project Boost Purchaser, LLC, 1st Lien Term Loan, 05/30/2026 (e)	4,750	4,736
Proofpoint, Inc., 2nd Lien Term Loan, 3M SOFR + 6.25%, 11.68%, 08/31/2029 (f)	3,000	3,000
Quartz Acquireco, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.82%, 06/28/2030 (f)	2,500	2,494
Quest Software U.S. Holdings, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.77%, 02/01/2029	923	767
Quest Software U.S. Holdings, Inc., 2nd Lien Term Loan, 3M SOFR + 7.50%, 13.02%, 02/01/2030	659	448
		26,947
Technology Hardware & Equipment 0.7%
Emerald Debt Merger Sub, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 8.32%, 05/31/2030	2,276	2,271

Telecommunication Services 0.8%
Lumen Technologies, Inc., 1st Lien Term Loan, 3M SOFR + 2.00%, 7.43%, 01/31/2025	2,868	2,670

Transportation 2.7%
AAdvantage Loyality IP, Ltd., 1st Lien Term Loan, 3M SOFR + 4.75%, 10.34%, 04/20/2028	3,654	3,760
Apple Bidco, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 9.32%, 09/22/2028	2,239	2,235
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M SOFR + 3.75%, 9.08%, 10/20/2027	1,700	1,759
Uber Technologies, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 8.16%, 03/03/2030	993	991
		8,745

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Senior Loans 52.1% (b)(c)(d) (continued)
Utilities 1.0%
CQP Holdco, LP, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.89%, 06/05/2028	$3,275	$3,274
Total Senior Loans (Cost: $168,365)		167,894

Corporate Bonds 57.8%
Automobiles & Components 1.1%
Clarios Global, LP, 8.50%, 05/15/2027 (d)	1,500	1,496
Clarios Global, LP, 6.75%, 05/15/2025 (d)	2,000	1,984
		3,480
Capital Goods 2.8%
Chart Industries, Inc., 7.50%, 01/01/2030 (d)	1,000	1,005
Chart Industries, Inc., 9.50%, 01/01/2031 (d)	250	266
CP Atlas Buyer, Inc., 7.00%, 12/01/2028 (d)	2,500	1,960
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026 (d)	3,000	2,806
Tutor Perini Corp., 6.88%, 05/01/2025 (d)	500	457
VistaJet Malta Finance PLC, (Malta), 6.38%, 02/01/2030 (d)	2,000	1,545
VistaJet Malta Finance PLC, (Malta), 9.50%, 06/01/2028 (d)	1,000	878
		8,917
Commercial & Professional Services 0.9%
Aramark Services, Inc., 6.38%, 05/01/2025 (d)	2,750	2,794

Consumer Discretionary Distribution & Retail 1.4%
Bath & Body Works, Inc., 6.63%, 10/01/2030 (d)	1,000	938
Bath & Body Works, Inc., 9.38%, 07/01/2025 (d)	1,151	1,197
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	2,319
		4,454
Consumer Services 10.0%
Caesars Entertainment, Inc., 6.25%, 07/01/2025 (d)	$3,250	3,208
Caesars Entertainment, Inc., 8.13%, 07/01/2027 (d)	2,773	2,787
Caesars Resort Collection, LLC, 5.75%, 07/01/2025 (d)	1,000	996
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026 (d)	1,250	1,212
Golden Entertainment, Inc., 7.63%, 04/15/2026 (d)	3,750	3,742
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028 (d)	3,500	3,383
International Game Technology PLC, (Great Britain), 6.50%, 02/15/2025 (d)	2,861	2,857
IRB Holding Corp., 7.00%, 06/15/2025 (d)	1,173	1,173
Lottomatica SpA, (Italy), 7.13%, 06/01/2028 (d)	€2,482	2,678
MGM Resorts International, 6.75%, 05/01/2025	$4,000	3,979
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025 (d)	2,517	2,511
VICI Properties LP, 5.63%, 05/01/2024 (d)	888	882
VICI Properties LP, 5.75%, 02/01/2027 (d)	3,000	2,904
		32,312
Consumer Staples Distribution & Retail 0.5%
Albertsons Cos., Inc., 7.50%, 03/15/2026 (d)	1,500	1,520

Energy 12.2%
Antero Resources Corp., 7.63%, 02/01/2029 (d)	2,222	2,252
Ascent Resources Utica Holdings, LLC, 8.25%, 12/31/2028 (d)	2,501	2,475
Blue Racer Midstream, LLC, 6.63%, 07/15/2026 (d)	1,500	1,466
Blue Racer Midstream, LLC, 7.63%, 12/15/2025 (d)	2,000	2,007
Callon Petroleum Co., 7.50%, 06/15/2030 (d)	1,000	970
Callon Petroleum Co., 8.00%, 08/01/2028 (d)	1,000	1,001
Citgo Petroleum Corp., 7.00%, 06/15/2025 (d)	2,250	2,216
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,330	3,689
Enviva Partners, LP, 6.50%, 01/15/2026 (d)	2,500	2,038

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Corporate Bonds 57.8% (continued)
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026 (d)	$1,284	$1,244
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027 (d)	1,500	1,506
NGL Energy Operating, LLC, 7.50%, 02/01/2026 (d)	3,095	3,061
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	3,935
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025 (d)	3,000	2,992
Transocean, Inc., (Cayman Islands), 6.80%, 03/15/2038	1,061	816
Transocean, Inc., (Cayman Islands), 8.75%, 02/15/2030 (d)	713	729
Transocean, Inc., (Cayman Islands), 11.50%, 01/30/2027 (d)	750	787
Western Midstream Operating, LP, 5.25%, 02/01/2050	2,125	1,655
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	4,547
		39,386
Equity Real Estate Investment Trusts (REITs) 1.6%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026 (d)	2,500	2,294
Iron Mountain, Inc., 5.63%, 07/15/2032 (d)	3,500	3,021
		5,315
Financial Services 2.2%
Ally Financial, Inc., 8.00%, 11/01/2031	2,000	2,020
Ford Motor Credit Co., LLC, 6.80%, 05/12/2028	2,500	2,496
Ford Motor Credit Co., LLC, 6.95%, 06/10/2026	1,000	999
Ford Motor Credit Co., LLC, 7.35%, 11/04/2027	1,465	1,488
		7,003
Food & Beverage 0.3%
Chobani LLC, Inc., 7.50%, 04/15/2025 (d)	1,000	990

Healthcare Equipment & Services 2.0%
Fortrea Holdings, Inc., 7.50%, 07/01/2030 (d)	1,667	1,621
HCA, Inc., 7.69%, 06/15/2025	4,750	4,861
		6,482
Materials 5.6%
Celanese U.S. Holdings, LLC, 6.05%, 03/15/2025	406	405
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	4,404
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026 (d)	1,250	1,213
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027 (d)	2,500	2,399
Kobe U.S. Midco 2, Inc., 9.25%, 11/01/2026 (d)(h)	1,334	974
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025 (d)	3,000	2,993
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (d)	1,500	1,462
Summit Materials, LLC, 6.50%, 03/15/2027 (d)	2,750	2,685
Trident TPI Holdings, Inc., 12.75%, 12/31/2028 (d)	1,500	1,567
		18,102
Media & Entertainment 5.6%
Belo Corp., 7.25%, 09/15/2027	3,250	3,164
CCO Holdings, LLC, 6.38%, 09/01/2029 (d)	3,000	2,798
CSC Holdings, LLC, 7.50%, 04/01/2028 (d)	2,500	1,629
Gray Television, Inc., 7.00%, 05/15/2027 (d)	3,000	2,580
Live Nation Entertainment, Inc., 6.50%, 05/15/2027 (d)	3,250	3,204
Nexstar Broadcasting, Inc., 5.63%, 07/15/2027 (d)	2,000	1,780
Univision Communications, Inc., 6.63%, 06/01/2027 (d)	1,000	931
Univision Communications, Inc., 8.00%, 08/15/2028 (d)	2,000	1,939
		18,025
Semiconductors & Semiconductor Equipment 0.8%
Amkor Technology, Inc., 6.63%, 09/15/2027 (d)	2,500	2,466

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Corporate Bonds 57.8% (continued)
Software & Services 1.3%
Leidos, Inc., 7.13%, 07/01/2032	$2,500	$2,563
Open Text Corp., (Canada), 6.90%, 12/01/2027 (d)	1,500	1,503
		4,066
Technology Hardware & Equipment 1.1%
Dell International, LLC, 6.02%, 06/15/2026	1,225	1,230
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,519
Emerald Debt Merger Sub LLC, 6.38%, 12/15/2030 (d)	€861	907
		3,656
Telecommunication Services 4.4%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027 (d)	$2,000	1,248
Altice France S.A., (France), 8.13%, 02/01/2027 (d)	500	444
Iliad Holding S.A.S, (France), 6.50%, 10/15/2026 (d)	3,000	2,818
Iliad Holding S.A.S, (France), 7.00%, 10/15/2028 (d)	1,000	910
Sable International Finance, Ltd., (Cayman Islands), 5.75%, 09/07/2027 (d)	2,500	2,269
Sprint, LLC, 7.63%, 03/01/2026	5,250	5,398
Telesat Canada, (Canada), 5.63%, 12/06/2026 (d)	1,000	687
Telesat Canada, (Canada), 6.50%, 10/15/2027 (d)	913	466
		14,240
Transportation 4.0%
GLP Capital, LP, 5.38%, 04/15/2026	3,000	2,909
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027 (d)	4,307	4,268
Uber Technologies, Inc., 7.50%, 05/15/2025 (d)	3,000	3,019
Uber Technologies, Inc., 7.50%, 09/15/2027 (d)	1,000	1,008
Uber Technologies, Inc., 8.00%, 11/01/2026 (d)	1,500	1,518
		12,722
Total Corporate Bonds (Cost: $196,393)		185,930

Collateralized Loan Obligations 48.6% (d)(f)
Collateralized Loan Obligations - Debt 35.7% (b)(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 6.06%, 11.43%, 04/30/2031	2,000	1,821
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.76%, 11.11%, 04/25/2031	3,000	2,666
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.31%, 13.70%, 11/27/2031	775	417
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 7.12%, 12.47%, 07/25/2034	3,000	2,770
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.32%, 11.89%, 10/17/2032	2,500	2,290
Bain Capital Credit CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.99%, 13.35%, 04/23/2035	1,000	946
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.51%, 13.82%, 04/18/2033	3,000	2,967
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.76%, 12.11%, 10/23/2034	2,000	1,853
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.91%, 12.22%, 10/15/2036	1,000	956
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.01%, 11.32%, 07/15/2031	750	692
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.26%, 11.59%, 04/20/2031	3,000	2,617
Carlyle US CLO, Ltd. 2021-10, (Cayman Islands), 3M LIBOR + 6.76%, 12.09%, 10/20/2034	1,000	929
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.56%, 12.89%, 04/20/2034	1,750	1,597
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.86%, 12.17%, 10/15/2034	1,500	1,442
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.51%, 11.82%, 10/15/2034	2,000	1,879
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.61%, 11.96%, 01/23/2035	2,406	2,318
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.61%, 11.96%, 10/23/2031	2,000	1,702
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.61%, 12.94%, 04/20/2030	3,875	2,483
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 11.47%, 04/15/2031	5,000	4,069
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.8%, 11.11%, 04/15/2029	2,000	1,782
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.01%, 11.38%, 08/15/2031	3,000	2,606
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.11%, 11.42%, 10/15/2030	3,000	2,610
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.76%, 12.07%, 10/15/2035	2,000	1,784
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.97%, 13.30%, 10/20/2033	3,000	3,012

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Collateralized Loan Obligations 48.6% (d)(f) (continued)
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.06%, 12.39%, 04/20/2034	$1,500	$1,504
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.76%, 12.09%, 10/20/2034	1,750	1,722
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.26%, 11.59%, 01/20/2034	1,000	982
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.26%, 13.59%, 01/20/2034	1,000	887
Elmwood CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.55%, 13.86%, 10/17/2034	1,700	1,708
Generate CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 7.21%, 12.54%, 10/20/2034	1,000	962
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.62%, 12.99%, 01/28/2030	2,000	1,618
Holding B B.V., (Jersey), 3M LIBOR + 8.32%, 13.63%, 07/15/2035	1,125	1,140
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 6.01%, 11.36%, 07/22/2031	1,200	991
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.41%, 11.72%, 07/15/2034	1,000	927
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.26%, 11.57%, 10/15/2031	3,750	2,809
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 8.03%, 13.38%, 10/22/2030	2,500	1,997
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.76%, 12.13%, 07/29/2030	1,500	1,444
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 7.86%, 13.17%, 07/15/2030	1,000	909
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.46%, 11.81%, 01/22/2031	3,000	2,887
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.36%, 11.69%, 04/20/2032	1,500	1,482
Madison Park Funding XXXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 12.36%, 04/15/2035	1,000	991
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.41%, 11.72%, 07/15/2033	1,000	968
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.66%, 11.97%, 04/17/2034	2,000	1,920
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.4%, 11.71%, 04/15/2035	1,500	1,441
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 6.05%, 11.46%, 06/15/2031	2,000	1,608
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 7.86%, 11.84%, 04/20/2034	1,500	1,483
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 7.03%, 12.34%, 04/15/2031	2,000	1,744
OHA Credit Funding 12, Ltd. 2022-12, (Bermuda), 3M LIBOR + 8.00%, 13.05%, 07/20/2036	1,975	1,985
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.51%, 11.84%, 07/02/2035	1,000	990
OHA Credit Funding 4, Ltd., (Cayman Islands), 3M LIBOR + 6.66%, 12.01%, 10/22/2036	1,000	991
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.51%, 11.89%, 02/20/2034	3,000	2,977
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 8.16%, 13.49%, 01/20/2032	2,750	2,339
RR 21, Ltd. 2022-21, (Bermuda), 3M LIBOR + 7.65%, 12.96%, 07/15/2035	1,500	1,512
Sixth Street CLO XX, Ltd, (Cayman Islands), 3M LIBOR + 6.41%, 11.74%, 10/20/2034	1,250	1,223
Sound Point CLO XXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.12%, 12.45%, 07/20/2034	1,000	855
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.61%, 11.94%, 04/20/2034	2,000	1,913
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.41%, 11.78%, 01/29/2032	3,000	2,968
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.51%, 11.82%, 01/15/2034	2,250	2,126
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.46%, 11.77%, 04/15/2034	1,250	1,206
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.51%, 11.86%, 04/25/2032	1,000	973
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.98%, 12.31%, 10/20/2028	700	559
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.61%, 11.94%, 07/20/2030	2,025	1,370
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 7.18%, 12.51%, 04/20/2032	2,000	1,469
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.45%, 11.78%, 10/20/2031	3,000	2,309
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 6.16%, 11.47%, 10/18/2031	2,750	2,347
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.46%, 11.79%, 10/20/2031	3,000	2,405
		114,849
Collateralized Loan Obligations - Equity 12.9%
AIMCO CLO XI, Ltd., (Cayman Islands), 24.62%, 10/17/2034	1,985	1,639
AIMCO CLO XVI, Ltd., (Cayman Islands), 15.45%, 01/17/2035	1,150	925
Allegro CLO V, Ltd., (Cayman Islands), 12.43%, 10/16/2030	2,000	509
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 42.40%, 07/19/2034	1,250	739
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 19.95%, 04/18/2035	1,500	903
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 15.11%, 04/15/2032	1,000	525
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 15.85%, 10/15/2030	3,223	1,269
Cedar Funding CLO V, Ltd., (Cayman Islands), 22.03%, 07/17/2031	2,546	1,432
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 19.68%, 10/17/2034	2,930	1,375
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 20.26%, 10/20/2034	1,750	1,476
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 15.30%, 07/15/2034	2,250	1,660
Dryden 98 CLO, Ltd., (Cayman Islands), 20.89%, 04/20/2035	1,100	777
Elmwood CLO XI, Ltd., (Cayman Islands), 18.99%, 10/20/2034	1,200	1,094

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Collateralized Loan Obligations 48.6% (d)(f) (continued)
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 15.94%, 04/17/2034	$2,000	$1,038
Invesco CLO 2021-3, Ltd., (Cayman Islands), 13.98%, 10/22/2034	113	32
Invesco CLO 2021-3, Ltd., (Cayman Islands), 15.43%, 10/22/2034	1,130	713
LCM XV, LP, (Cayman Islands), 13.44%, 07/20/2030	5,875	680
Madison Park Funding LIII, Ltd., (Cayman Islands), 18.47%, 04/21/2035	2,000	1,705
Madison Park Funding LIX, Ltd., (Cayman Islands), 15.03%, 01/18/2034	2,250	1,763
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	8
Madison Park Funding XXII, Ltd., (Cayman Islands), 19.74%, 01/15/2033	4,000	2,495
Madison Park Funding XXXI, Ltd., (Cayman Islands), 21.51%, 01/23/2048	2,000	1,237
Madison Park Funding XXXII, Ltd., (Cayman Islands), 32.49%, 01/22/2048	2,000	1,180
Madison Park Funding, Ltd., (Cayman Islands), 04/21/2035	1,500	1,393
Magnetite XXVIII, Ltd., (Cayman Islands), 22.32%, 01/20/2035	2,500	2,010
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	121
OHA Credit Partners VII, Ltd., (Cayman Islands), 21.44%, 02/20/2034	2,672	1,396
OHA Credit Partners XVI, (Cayman Islands), 16.78%, 10/18/2034	1,635	1,256
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 19.10%, 01/20/2033	3,250	2,075
RR 19, Ltd., (Cayman Islands), 15.63%, 10/15/2035	2,350	2,063
Signal Peak CLO V, Ltd., (Cayman Islands), 14.12%, 04/25/2031	2,568	821
Signal Peak CLO VIII, Ltd., (Cayman Islands), 18.48%, 04/20/2033	4,000	2,713
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 18.70%, 01/20/2032	3,000	625
Wellman Park CLO, Ltd., (Cayman Islands), 10.05%, 07/15/2034	5,000	99
Wellman Park CLO, Ltd., (Cayman Islands), 15.10%, 07/15/2034	2,500	1,738
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	—
		41,484
Total Collateralized Loan Obligations (Cost: $178,290)		156,333
Total Investments - 158.5% (Cost: $543,048)		$510,157
Liabilities in Excess of Other Assets - (58.5%)		(188,201)
Net Assets - 100.0%		$321,956

Footnotes:
(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.
(b)	Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR"), the London Interbank Offered Rate ("LIBOR"), Euro InterBank Offered Rate ("EURIBOR"), the U.S. Prime Rate ("PRIME"), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually, semi-annually, quarterly, bi-monthly, monthly or daily. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. For each such loan, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") has provided the interest rate in effect on the date presented.
(c)	Variable rate coupon rate shown as of September 30, 2023.
(d)	Senior Loans, Collateralized Loan Obligations and Corporate Bonds exempt from registration under Rule 144A, which as of September 30, 2023 represented 141.6% of the Fund's net assets or 89.3% of the Fund's total assets, are subject to legal restrictions on sales.
(e)	This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.
(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Schedule of Investments).
(g)	As of September 30, 2023, the Fund had entered into the following commitment to fund a revolving senior secured loan. Such commitment is subject to the satisfaction of certain conditions set forth in the documents governing this loan and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Schedule of Investments for further information on revolving loan commitments.

Unfunded Issuer	Total Revolving commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$3	$247

(h)	Includes a PIK provision.

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

As of September 30, 2023, the aggregate cost of investments for federal income tax purposes was $543,109.

Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$3,393
Gross unrealized depreciation	(36,345)
Net unrealized depreciation	$(32,952)

Currencies:
£	British Pounds
€	Euro Currency
$	U.S. Dollars

Abbreviations:
144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on November 27, 2012.

The Fund’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund’s investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser (as defined below) will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment advisory and management agreement. The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation, provides certain administrative and other services necessary for the Fund to operate.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying schedule of investments have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date. See Note 3 for more information on the Adviser's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

Effective October 1, 2022, pursuant to Rule 2a-5 under the Investment Company Act, the Fund’s board of directors (the “Board”) designated the Fund’s Adviser as the Fund’s valuation designee to perform the fair value determinations for investments held by the Fund without readily available market quotations held by the Fund, subject to the overall supervision of the Board. All investments are recorded at their fair value.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund's tax treatment as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

(3) Fair Value of Financial Instruments

The Fund follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities ("ASC 825-10"), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and a better understanding of the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Fund has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets", "mandatory redeemable preferred shares", and "debt," which are reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

The Fund also follows ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Adviser, as the Fund's valuation designee, continues to employ the net asset valuation policy and procedures approved by the Board that are consistent with the provisions of Rule 2a-5 under the Investment Company Act and ASC 820-10 (see Note 2 for more information). Consistent with its valuation policies and procedures, the Adviser evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. For investments where there is not a readily available market value, the fair value of these investments must typically be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser, as the valuation designee, subject to the oversight of the Board and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Adviser may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate EV.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

The following table is a summary of inputs used as of September 30, 2023 in valuing the Fund's investments carried at fair value:

	Level 1 - Quoted Prices ($)	Level 2 - Other Significant Observable Inputs ($)	Level 3 - Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	150,918	16,976	167,894
Corporate Bonds	—	185,930	—	185,930
Collateralized Loan Obligations	—	—	156,333	156,333
Total Investments	—	336,848	173,309	510,157

The following table is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value for the nine months ended September 30, 2023:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Total ($)
Balance as of December 31, 2022	13,579	148,479	162,058
Purchases	11,228	6,711	17,939
Sales and principal redemptions	(5,850)	(4,950)	(10,800)
Net realized and unrealized gains	871	6,024	6,895
Accrued discounts	9	69	78
Transfers in to Level 3	-	-	-
Transfers out of Level 3	(2,861)	-	(2,861)
Balance as of September 30, 2023	16,976	156,333	173,309
Net change in unrealized gains/(losses) from investments held at September 30, 2023	938	9,834	10,772

Investments were transferred out of Level 3 during the nine months ended September 30, 2023. Transfers between Levels 2 and 3 were as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of September 30, 2023.

			Unobservable Input
Type	Fair Value ($)	Valuation Technique	Input	Range	Weighted Average(a)
Senior Loans	14,015	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Senior Loans	2,961	Yield Analysis	Market Yield	11.7-15.8%	11.9%
Collateralized Loan Obligations	156,333	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Total Level 3 Investments	173,309

(a) Unobservable inputs were weighted by the relative fair value of investments.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

September 30, 2023 (Unaudited)

(in thousands, except percentages and as otherwise noted)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.